CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions
"Financial Highlights," "Independent Auditors" and
"Financial Statements" and to the incorporation by reference of our report dated February 24, 1995 and December 28, 1995 in this Registration Statement
(Form N-1A No. 33-27896) of FFTW Funds, Inc.


                                                By: \s\ Ernst & Young LLP
                                                       Ernst & Young LLP

New York, New York
December 28, 1995